© Carbonite, Inc | Company Confidential FEBRUARY 2012 David Friend, CEO Exhibit 99.1 Wednesday, February 22, 2012

© Carbonite, Inc | Company Confidential
Safe Harbor Statement
Cautionary Language Concerning Forward-Looking Statements
These slides and the accompanying oral presentation contain "forward-looking statements" within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995.
These forward-looking statements represent the Company’s views as of the date that they were first made based on the current intent, belief or expectations, estimates, forecasts, assumptions and projections of the Company and members of our management team.
Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,”
“will,” “might,” “could,” “intend,” and any variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Those statements include, but are not limited to, statements regarding guidance on our future financial results and other projections or measures of future performance, and our expectations concerning market opportunities and our ability to capitalize on them. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the Company’s ability to profitably attract new customers and retain existing customers, the Company’s dependence on the market for online computer backup services, the Company’s ability to manage growth, and changes in economic or regulatory conditions or other trends affecting the
Internet and the information technology industry. These and other important risk factors are discussed or referenced in our Quarterly
Report on Form 10-Q filed with the Securities and Exchange Commission November 10, 2011, which is available on
www.sec.gov,
under the heading “Risk Factors” and elsewhere, and any subsequent periodic or current reports filed by us with the SEC. The
Company anticipates that subsequent events and developments will cause its views to change. Except as required by applicable law or regulation, the Company does not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

© Carbonite, Inc | Company Confidential BUSINESS OVERVIEW Wednesday, February 22, 2012

The Carbonite story
Our vision:
“If we can make it simple enough
and inexpensive enough,
everyone will buy it.”
Carbonite was founded on one simple idea:
Every computer should be backed up, and online backup
is the best way to do it.
The sales pitch is simple:
“How would you feel if you woke up tomorrow, and
everything was gone?”

© Carbonite, Inc | Company Confidential

CARBONITE

Subscribers

in thousands
CAGR: 63%
281
590
951
1,223
2008
2009
2010
2011
As of period ending

in thousands
CAGR: 79%
$14,069
$32,857
$54,141
$60,899
2008
2009
2010
2011

© Carbonite, Inc | Company Confidential
At the center of three important
trends:
Cloud
Life on your computer
Always-connected mobile
Clear brand category leader
Highly predictable SaaS
subscription revenue
Compelling customer economics
Significant operating leverage
Over 1 billion PCs worldwide
1
1.   Gartner, Mar 2011
2.   Bookings during a period is defined as revenue recognized during the period plus change in deferred revenue. See appendix for a reconciliation of bookings to revenue for the periods presented
Investment highlights

CARBONITE

146 Million
Desktops
Shipped in 2010[1]

(mm)
'11 – '14 CAGR: 1.6%
155
145
2011
2015

+

247 Million
Laptops
Shipped in 2010[2]

(mm)
'11 – '14 CAGR: 15.4%
439
285
2011
2014

+

19 Million
Tablets
Shipped in 2010[3]

(mm)
'11 – '14 CAGR: 21.9%
139
63
2011
2015

+

303 Million
Smartphones
Shipped in 2010

(mm)
'11 – '14 CAGR: 20.9%
1,017
476
2011
2015

©Carbonite, Inc | Company Confidential

6

Large and rapidly growing market
Every device that creates or stores data needs backup
1. Source: IDC September 2011 report titled “Worldwide PC 2011-2015 forecast”
2. Source: IDC October 2010 report titled “Worldwide mini notebook 2010-2014 forecast and analysis”
3. Source: IDC February 2012 report titled “Worldwide and U.S. media tablet 2011-2015 forecast”
4. Source: IDC December 2011 report titled “Worldwide smartphone 2011-2015 forecast and analysis”

CARBONITE

Existing Solutions

External Hard Drives

Flash Memory Drives

CDs/DVDs

Tape Backup Drives

Why people hate backing up
In an always-connected world, we believe online backup is best
Limited capacity
Time consuming.  Doesn’t “just happen.”
Clumsy. Wires, hardware.
If the house burns down, the backup is gone too.
Unreliable.  Easy to lose or break.  Obsolescence.
No cloud access!

© Carbonite, Inc | Company Confidential

Confluence of trends driving adoption:

Ubiquity of broadband

% of Fixed Broadband Subscribers[1]
31%
2.1%
24.2%
2001
2010

Cheaper bandwidth

Cost per Megabyte[2]
($/mbps)

Plummeting cost of storage

($/GB)
Cost per Gigabyte[3]

Your life is on your computer

Always-connected mobile devices

Wind to our backs
1.  From OECD website, information was accessed on April 30, 2011 at www.oecd.org/sti/ict/broadband
2.  According to a study done by DrPeering International in August 2010
3.  Source: IDC report titled “WW enterprise storage systems 2010-2014 forecast update: December 2010”

© Carbonite, Inc | Company Confidential

Keys to Carbonite’s success Trusted & Secure Easy to use Affordable 9 © Carbonite, Inc | Company Confidential

CARBONITE

Enjoy 15 FREE days of Carbonite, on us.

Risk-free trial. No credit card required.

Email

Password (6 or more characters)

Confirm Password

Offer Code (optional)

Start My FREE Trial Now

Carbonite Home FREE trial

Sign up for 15 FREE days of:

- Automatic online backup
- Anytime, Anywhere Access
- Easy file recovery
- U.S.-based customer support

Our risk-free trial

We're confident that you'll enjoy Carbonite and will want to subscribe at the end of your trial. But if for some reason you don't, you won't even have to cancel. We'll stop backing up your computer and securely delete your files from our servers.

There's no catch – you have nothing to lose.

Easy to use
Our disruptive Idea:
Unlimited online backup for a flat price.
Sign up with just an email
address and password.
Nothing
to choose.
Never
run out of space.
No
scheduling.
It’s continuous.
Just works
in the background.

© Carbonite, Inc | Company Confidential

© Carbonite, Inc | Company Confidential
Low cost is key to market leadership
94% disk
utilization
Proprietary
Carbonite
File System Low
overhead
300+ million
files backed
up per day
~1
petabyte
every
two weeks
~50
petabytes
today
Highly
scalable
High
reliability
& density

Trusted brand 12 © Carbonite, Inc | Company Confidential

© Carbonite, Inc | Company Confidential
Trusted spokespersons
Talk radio hosts key to early trust-building
Glenn Beck
Rachel Maddow
Joe Scarborough
Charles Osgood
Jimmy Kimmel Ed Shultz Randi Rhodes Kim Komando
Rush Limbaugh
Laura Ingraham Colin Cowherd
Dr. Laura

CARBONITE

Google

CARBONITE
15,123
hard drives will crash tomorrow.
Will yours be one of them?
Try it FREE
CARBONITE

WIRED
SmartMoney
REBUILD YOUR WEALTH
Atlantic
TIME

USA TODAY

The Washington Post

The New York Times

The Boston Globe

San Francisco Chronicle

14 © Carbonite, Inc | Company Confidential We leverage a wide range of marketing programs: Direct marketing expertise

CARBONITE

Percent of Mentions
CARBONITE
32%
mozy
15%
McAfee
14%
Dropbox
6%
iCloud
5%
Norton
from symantec
2%

Leading brand awareness
Consumers associate online backup with Carbonite
Global consumer brand with registered trademarks in the U.S. and over 30 other countries
Source: Millward Brown Brand Tracking Study, December 2011
Data depicts % of total mentions among people asked to name specific companies in response to the question: “What service providers of online backup have you heard of?”

© Carbonite, Inc | Company Confidential

CARBONITE

THERE'S NO WARNING
WHEN YOU LOSE YOUR FILES.

16 © Carbonite, Inc | Company Confidential There’s no warning when you lose your computer files… that’s why you need Carbonite! New awareness-driving advertising campaign

CARBONITE

A Virus will eat your hard drive
THERE'S NO WARNING WHEN YOU LOSE YOUR FILES.
CARBONITE ONLINE BACKUP

YOUR LAPTOP WILL TAKE A SPILL
THERE'S NO WARNING WHEN YOU LOSE YOUR FILES.
CARBONITE ONLINE BACKUP

Flight
Destination
Time
LH 1287 16 35
IG 746 YOU 16 40
LH 439 ARRIVE 16 55
AX 3115 17 00
PT 2577 YOUR 17 05
CA 641 LAPTOP 17 15
X7 3935 DOESNT 17 35
SU 108 17 40
KY 837 17 50
X7 1051 18 05
LH 8420 18 25
THERE'S NO WARNING WHEN YOU LOSE YOUR FILES.
CARBONITE ONLINE BACKUP

17 © Carbonite, Inc | Company Confidential There’s no warning when you lose your computer files… that’s why you need Carbonite! New awareness-driving advertising campaign

CARBONITE

85.6% retention rate equates to 5.9 years average customer life[2]

High return on marketing investments
Source: Carbonite management
1  Represents annual retention rate excluding renewal activity related to third-party distributor sales, which are being deliberately phased out. Represented 8% of revenue in 2010.
Annual retention rate is the percentage of customers on the last day of the prior period who remain customers on the last day of the current period. Retention rates including third-party distributor sales renewals were 79%, 83% and 82% respectively for 2009, 2010 and 2011
2  Average customer life = 1/(1-r)-1 where r = retention rate
82.6%
84.7%
85.6%
80%
81%
82%
83%
84%
85%
86%
87%
2009 2010 2011
Annual Retention Rate
1

© Carbonite, Inc | Company Confidential

New exciting initiatives Carbonite Personal Cloud Carbonite for Small Business Thrilled Customer Initiative 19 © Carbonite, Inc | Company Confidential

CARBONITE

Underserved market segment (<20 PCs)

Simple flat pricing: $229/yr for 250GB

- Disruptive Pricing
- Unlimited PCs
- Similar go-to-m

If you have 10 computers and a total of 250 GB:

Carbonite	Mozy	SOS	Backblaze	Dropbox for Teams
$229	$1,974	$499	$500	$1,420

If you have 15 computers and a total of 500GB:

Carbonite	Mozy	SOS	Backblaze	Dropbox for Teams
$599	$3,711	$849	$750	$2,045

** Data compiled as of January 2012.*

Small business

CARBONITE

Welcome Joe
You have 30 days left of your trial.
Buy Now
Carbonite Business
Backup Dashboard
Notifications
Account
Account Summary
Personal Information
Support
Get Help
My Company - Dashboard
Back up this computer
Back up a different computer
Invite users to ba
Shows how much total storage your company is using
Backup storage summary
View by
User
71%
0 GB
250 GB
Expand all
USER
COMPUTERS
TOTAL STORAGE
BACKUP STATUS
Jane Benson
3 computers
45 GB | 18%
1 backup in progress (32% complete) - See all
Joe Smith (Administrator)
2 computers
120 GB | 48%
Last backup complete Oct 12, 2010 - See all
Peter Thompson
–
– | –
Not yet installed - Invited Oct 24, 2010 - Resend invite
Steve Bennett (Administrator)
Windows Server 2008
13 GB | 5%
Initial backup in progress (68% complete)
4 users (2 administrators)
7 computers (1 pending)
178 GB | 71%
Shows storage by individual user
Alerts

21 © Carbonite, Inc | Company Confidential Carbonite business dashboard

Being away from your computer no longer means being away from your files
Personal cloud
Anywhere, anytime access to your files
Smartphones
Home Computers Office Computers
Tablet Computers

© Carbonite, Inc | Company Confidential

© Carbonite, Inc | Company Confidential
•
We used to think cost.
Now we think opportunity.
Turn every customer into an evangelist
Turn every call into a sales opportunity
~50% our customers use customer support
•
New support center opened in
Lewiston, ME
Much higher customer satisfaction
Expect to save us money
Fewer calls to solve problem
Shorter calls

© Carbonite, Inc | Company Confidential
Customers love us
96% agree “Carbonite is easy”
1
83% say they would recommend Carbonite
2
31% buy without free trial
3
Users love Carbonite:
1. Carbonite customer surveys
2. Carbonite customer surveys
3. Based on 1H 2011, excluding potential subscribers through third-party distributors

© Carbonite, Inc | Company Confidential
Competitive landscape
Direct competitors
Mozy
Antivirus companies
e.g. Norton
Smaller players
Carriers
e.g. Verizon
Indirect competitors
Cloud services
Apple iCloud,
Amazon Cloud Drive, Dropbox,
Microsoft Windows Live, etc
Cloud storage
Amazon S3
Issues for direct competitors
Not unlimited
Not easy to use
Not trusted for backup
Issues for indirect competitors
Not really backup.  Sharing focus.
Not Unlimited.  Price/GB high.
Not universal.  E.g., Apple only

© Carbonite, Inc | Company Confidential
Staying ahead of competition
Scale: Takes years to design, test, and deploy
large-scale backup-focused infrastructure
software and hardware
Technology: Requires specialized
technology.  There are no off-the-shelf
solutions
Brand: Building a trusted brand is essential
and takes time and money
Focus: Backup and restore is all we do
Well positioned to continue to stay ahead of competition:

CARBONITE

Broadened consumer offerings
Small business market
Mobile and tablet backup
Carbonite Cloud
Additional services
International expansion

27 © Carbonite, Inc | Company Confidential Multiple avenues for future growth

© Carbonite, Inc | Company Confidential
Management Experience
David Friend
Co-founder and CEO
Co-founded Computer Pictures, Pilot Software,
Faxnet, Sonexis
Jeffry Flowers
Co-founder and Chief Architect
Co-founded 4 prior companies with David Friend
Andrew Keenan
CFO
Vovici, CGI
Swami Kumaresan
EVP, Sales and Marketing
Broadview, Fletcher-Spaght
Pete Lamson
SVP, Small Business
NameMedia, Monster
Tom Murray
SVP, Marketing
TomTom, P&G, Duracell, Gillette
Management team

© Carbonite, Inc | Company Confidential FINANCIAL OVERVIEW Wednesday, February 22, 2012

Rapid growth
in bookings, subscribers and revenue
Highly scalable
subscription-based model with strong visibility
High retention
rate
Expanding margins
with significant operating leverage
Enormous
addressable market opportunity
Financial highlights

© Carbonite, Inc | Company Confidential

© Carbonite, Inc | Company Confidential
Consistent bookings growth
Highly predictable subscription-based model with consistent historical growth in bookings
$14.1
$32.9
$54.1
$80.9
$0
$15
$30
$45
$60
$75
$90
2008 2009 2010 2011
($mm)
Source: Carbonite SEC Filings
Note: Bookings during a period is defined as revenue recognized during the period plus change in deferred revenue. See appendix for a reconciliation of bookings to revenue for the periods presented

CARBONITE

($mm)
$65
$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$8.2
$19.1
$38.6
$60.5
CAGR: 95%
2008
2009
2010
2011

© Carbonite, Inc | Company Confidential
Rapid revenue growth
Consecutive growth since launch – 22 quarters of rapid revenue growth
$0
$4
$8
$12
$16
$20
Q1
'09
Q2
'09
Q3
'09
Q4
'09
Q1
'10
Q2
'10
Q3
'10
Q4
'10
Q1
'11
Q2
'11
Q3
'11
Q4
'11
($mm)
Source: Carbonite SEC Filings

© Carbonite, Inc | Company Confidential
Increasing revenue per subscriber
Consistent growth in revenue per subscriber, with further upside potential from the newly launched Home and Business offerings
Source: Carbonite SEC Filings
Note: Calculated as revenue per quarter divided by average subscribers during that quarter
$11.18
$11.33
$11.79
$11.84
$12.25
$12.50
$12.70
$12.88
$14.50
$10.58
$13.35
$13.98
$10.00
$11.00
$12.00
$13.00
$14.00
$15.00
Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11
Price increase and release of second
generation business products
Release of first generation
business product
Price increase
ARPU
Release of two new
consumer products

© Carbonite, Inc | Company Confidential
Strong customer retention
Consistently high customer retention rates
Strong customer growth with high retention rate is key to business model
Source: Carbonite SEC Filings
Note: Annual retention rate is the percentage of customers on the last day of the prior period who remain customers on the last day of the current period.
Channel sales being deliberately phased out. Represented 8% of revenue in 2010
84% 84%
83% 83%
84%
83%
84%
85% 85% 85%
86%
82%
86%
81%
80%
79%
79%
81%
80%
82%
83% 83%
83% 81%
60%
65%
70%
75%
80%
85%
90%
Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11
Average: 84%
Average: 81%

© Carbonite, Inc | Company Confidential
$0
$10
$20
$30
$40
2008 2009 2010 2011
$21.0
$23.4
$29.0
$34.6
$0
$25
$50
$75
$100
2008 2009 2010 2011
$78.0
$48.2
$42.8
$34.3
Business model with declining costs per subscriber leading to expanding margin profile:
Gross profit
per subscriber¹
Sales & mktg. expense
per subscriber¹
Source: Carbonite SEC Filings
1. Adjusted for stock-based compensation, amortization of intangibles and patent litigation expenses
$mm $mm
Improving margins

© Carbonite, Inc | Company Confidential
Strong balance sheet
Cash and short-term investments $72.5
Working capital (deficit) $18.8
Total assets $99.6
Deferred revenue, including current portion $59.7
Total liabilities $72.0
Total stockholders’ equity (deficit) $27.6
Source: Carbonite SEC Filings
$ in millions
As of December 31, 2011
($mm)

© Carbonite, Inc | Company Confidential
Investment highlights
•
Enormous world-wide market opportunity
•
“Category killer” with established brand leadership
•
Personal cloud important market opportunity
•
Proprietary technology & scale
•
Strong competitive advantages
•
Proven direct marketing expertise
•
Multiple avenues for sustained growth

© Carbonite, Inc | Company Confidential Appendix 38

© Carbonite, Inc | Company Confidential
Non-GAAP reconciliation
Source: Carbonite SEC Filings
1. Includes $586k from acquisitions
$ in thousands 2008 2009 2010 2011
Revenue $8,202 $19,114 $38,563 $60,512
Plus: Change in deferred revenue 5,867 13,743 15,578 20,388
(1)
Bookings $14,069 $32,857 $54,141 $80,899
$ in thousands 2008 2009 2010 2011
GAAP Loss from Operations $(17,852) $(19,602) $(25,896) $(23,544)
Add: Stock-based Compensation 203 390 542 1,445
Add: Amortization of Intangibles 0 0 0 155
Plus: Patent Litigation Expenses 0 0 39 966
Non-GAAP Loss from Operations $(17,649) $(19,212) $(25,315) $(20,988)
Plus: D&A Less Amort. Of Intangibles $1,481 $2,977 5,060 7,715
Adjusted EBITDA $(16,168) $(16,235) $20,255 $(13,273)